SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report(Date of earliest event reported): May 10, 1996



                          Buckeye Cellulose Corporation

State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization                            Identification No.)

Delaware                                                 62-1518973


Buckeye Cellulose Corporation
1001 Tillman
Memphis, TN 38112
901-320-8100

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated May 2, 1996, as set forth in the pages attached hereto:

     Item 7.a.
     Item 7.b.

Item 7. Financial Statements and Exhibits.

7.a. Financial Statements of Business Acquired:
     Audited Financial Statements of Peter Temming Aktiengesellschaft-Specialty
          Pulp Business
          Auditors Report Dated April 29, 1996
          Balance Sheet as of December 31, 1995
          Income Statement for the Year Ended December 31, 1995
          Notes to Financial Statements

7.b. Pro  Forma Financial Information:
     Pro Forma Consolidated Balance Sheet as of December 31, 1995 (unaudited) Pro Forma Consolidated Statement of Income for the Year Ended June 30,
          1995 (unaudited)
     Pro Forma Consolidated Statement of Income for the Six Months Ended December 31, 1995 (unaudited)
     Notes to the Pro Forma Consolidated Financial Statements (unaudited)


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Buckeye Cellulose Corporation

         /s/ DAVID H. WHITCOMB
     --------------------------------
             David H. Whitcomb
      Vice President and Comptroller

May 10, 1996

                                    Report of
                   Dipl.-Ing. Wolf Gadecke, Wirtschaftsprufer
                               Independent Auditor

Board of Directors
Buckeye Cellulose Corporation

I have audited the accompanying balance sheets of the cotton linter pulp division of Peter Temming AG (the "Specialty Pulp Business") as of December 31, 1995, and the related statement of income for year then ended. These financial statements are the responsibility of the Specialty Pulp Business's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audit in accordance with generally accepted auditing standards in the Federal Republic of Germany, which in my opinion do not differ significantly from generally accepted auditing standards in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

As described in the Accounting and Valuation Method's footnote to the financial statements, the accompanying financial statements include the revenues and expenses which are specifically identifiable with the Specialty Pulp Business, as well as certain allocated expenses. The financial statements may not necessarily reflect the results of operations of the Specialty Pulp Business had it been operated as a standalone entity.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Specialty Pulp Business at December 31, 1995 and the results of its operations for the year then ended in conformity with generally accepted accounting principles of the Federal Republic of Germany.

                                       Dipl.-Ing. Wolf Gadecke
                                          Wirtschaftsprufer

Hamburg, April 29, 1996

Peter Temming Aktiengesellschaft - Specialty Pulp Business
Balance sheet as per December 31, 1995

ASSETS
                                                                         DM                   DM
A.  Fixed Assets
     I.   Intangible Assets
          Industrial and similar rights, software                                               96.00

     II.  Tangible Assets
          1.  Land, land rights and buildings
              including buildings on third party land               3,743,152.00
          2.  Technical equipment and machines                      2,691,700.00
          3.  Other equipment, factory and office
              equipment                                               639,818.00
          4.  Payments on account and assets under
              construction                                                  0.00         7,074,670.00
                                                                   -------------

     III. Financial Assets
          Other loans                                                                            0.00

B.  Current Assets
     I.   Inventories
        1.  Raw materials and supplies                             13,518,705.00
        2.  Work in process                                             7,960.00
        3.  Finished goods                                          4,920,800.00        18,447,465.00
                                                                   -------------
     II.  Receivables and other assets
         1.  Trade receivables                                     11,292,865.95
         2.  Other assets                                              94,503.00        11,387,368.95
                                                                   -------------
     III. Cash-in-hand, postal giro balances,
          bank balances                                                                    916,425.00
                                                                                        -------------
                                                                                        37,826,024.95

Peter Temming Aktiengesellschaft - Specialty Pulp Business
Balance sheet as per December 31, 1995

EQUITY AND LIABILITIES
                                                                         DM                   DM
A.  Equity and liabilities
     I.   Subscribed capital                                        7,000,000.00
     II.  Results from ordinary activities                            303,320.36         7,303,320.36
                                                                   -------------
B.  Special reserves for tax purposes                                                       58,701.00

C.  Accruals
     1.  Accruals for pensions and similar obligations                610,291.00
     2.  Other accruals                                             2,447,197.00         3,057,488.00
                                                                   -------------
D.  Liabilities
     1.  Liabilities to banks                                       8,655,788.00
     2.  Trade payables                                             2,916,838.06
     3.  Payables to pension fund                                     154,663.00
     4.  Other liabilities                                         15,679,226.53
         of which taxes:                     DM    348,345.60
         of which relating to social security
         and similar obligations:            DM    401,117.00
         of which affiliated companies:      DM 14,434,359.35                           27,406,515.59
                                                                   -------------        -------------
                                                                                        37,826,024.95
                                                                                        =============

Peter Temming Aktiengesellschaft - Specialty Pulp Business

INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1995
                                                                         DM                   DM
1.  Sales                                                                               87,015,212.18
2.  Increase in finished goods inventories and work in                                   1,926,199.00
    process
3.  Production for own plant equipment capitalized                                          37,298.00
4.  Other operating income                                                                 950,599.59
5.  Material cost
    Cost of raw materials, consumables and supplies and
    of purchased merchandise                                                           (53,445,177.00)
                                                                                       --------------
6.  Gross result                                                                        36,484,131.77

7.  Personnel expenses

    a)  Wages and salaries                                         14,619,679.00
    b)  Social security and other pension cost, of
        which in respect of old age pensions:  DM  95,587.00        2,966,859.00       (17,586,538.00)
                                                                   -------------
8.  Depreciation on intangible fixed assets and                                         (1,924,734.00)
    tangible assets
9.  Other operating expenses                                                           (16,388,790.41)
                                                                                       --------------
10. Operational result                                                                     584,069.36

11. Income from other investments and long term loans                      80.00
12. Other interest and similar income                                  13,328.00
13. Interest and similar expenses (mainly for                        (294,157.00)
    liabilities to banks)
                                                                   -------------
14. Financial result                                                                      (280,749.00)
                                                                                       --------------
15. Results from ordinary activities                                                       303,320.36
                                                                                       ==============

Peter Temming Aktiengesellschaft - Specialty Pulp Business

NOTES TO FINANCIAL STATEMENTS - 1995


GENERAL MATTERS

The cotton linter pulp division of Peter Temming Aktiengesellschaft (hereinafter Peter Temming AG (the "Specialty Pulp Business") has historically been operated as one segment of several segments comprising Peter Temming AG. Under a letter of intention signed, the assets and business comprising the Specialty Pulp Business, including the production plant in Gluckstadt, Germany, are to be purchased from Peter Temming AG by Buckeye Cellulose Corporation, Memphis, Tennessee, USA, respectively, by Buckeye Cellulose GmbH, Kappeln, Germany.

The accompanying financial statements of the Specialty Pulp Business have been derived from the audited year end financial statements of Peter Temming AG, with the Specialty Pulp Business to be transferred being treated as a dependent permanent establishment. The financial statements include the assets, liabilities, revenues and expenses which are specifically identifiable with the Specialty Pulp Business as well as certain allocated expenses for shared services, including cash management activities. The expenses are allocated using formulas including estimates of effort expended and sales. The financial statements may not necessarily reflect the results of operations of the Specialty Pulp Business had it been operated as a standalone entity.

No allocation or calculation of income and asset taxes have been undertaken. As a result, income statement ends with the results from ordinary activities.

ACCOUNTING AND VALUATION METHODS

The annual financial statements of the Specialty Pulp Business were prepared according to accounting and valuation regulations specified in the Commercial Code and the Aktiengesetz (AktG) in the Federal Republic of Germany.

Peter Temming AG provides a centralized cash management function. Many of the Specialty Pulp Business's disbursements and collections are settled through intercompany accounts; therefore, no statement of cash flows is presented.

Intangible assets are capitalized at their acquisition cost reduced by ordinary amortization.

Tangible fixed assets are recorded at acquisition cost reduced by ordinary depreciation. For personal computers and accessories a fixed value is established. The difference between depreciation permissible under the Commercial Code and under tax law regulations was recorded as special reserves for tax purposes.

Declining depreciation rates are used for buildings in agreement with German tax regulations (par. 7 Abs. 5 EStG). The useful life of buildings generally ranges from 10 to 30 years, 40 years are applied for older buildings.

The declining balance depreciation method is generally used for additions to technical equipment and machines as well as to other equipment, factory and office equipment, up to the year in which the straight line method results in higher depreciation charges.

Depreciation of subsequent acquisition cost is applied using the adequate useful life.

Movable, low value assets are expensed according to tax law regulations.

Raw materials and supplies are capitalized at the lower of acquisition cost or current market prices valid at the balance sheet date. The acquisition cost for raw lint includes also the internal discharging fee.

Work in process is valued at proportional manufacturing cost.

Finished goods, sorted by product, are valued at the lower of actual manufacturing cost or net realizable value at the balance sheet date. Manufacturing costs include direct costs as well as appropriate manufacturing overhead and administrative expenses in relation to the manufacturing process.

Receivables and other assets are recorded at their nominal value. All foreseeable valuation risk of trade accounts receivables and other assets are provided for via adequate specific allowances. The general credit risk is provided for via a general allowance taking specific conditions of different countries into account.

The special reserve for tax purposes exclusively includes the difference between depreciation permissible under the Commercial Code and under tax regulations and will be released over the useful life of the assets concerned. The special reserve for tax purposes represents an allowance of fixed assets.

Accruals take into account all recognizable risks. Direct pension payments are accrued for according to actuarial science principles bades on an interest rate of 6%.

Liabilities are recorded at the repayment value.

Receivables and liabilities in a foreign country (i.e. other than Deutsch mark) are valued at the exchange rate at year end. Losses resulting from fluctuations in exchange rates as of the transaction date and as of the balance sheet date are included in income.

EXPLANATION WITH RESPECT TO THE BALANCE SHEET

Fixed Assets

Intangible assets cover purchased software.

Additions to tangible assets of (000) DM 1.557 reflect generally building cost for the expansion of the shipment stock, a out-building and other remodelings at the machine-house, of (000) DM 817 for a Yokogawa control-system, reconstruction to a scroll-cutter and other technical equipment and machines and of (000) DM 546 for other factory and office equipment.

Current Assets

Trade accounts receivables have been reduced by allowances of (000) Dm 234. Other assets mainly represent receivables from tax authorities and receivables from an energy entity.

Subscribed Capital

The capital of the Specialty Pulp Business, derived from Peter Temming Aktiengesellschaft (total) balance sheet, amounts to (000) DM 7,000.

Profit on Ordinary Activities

The 1995 profit on ordinary activities for the Specialty Pulp Business as a dependent permanent establishment amounts to (000) DM 303. Although the item is allocated as equity (retained earnings), it was assumed that the profits are to be distributed in full.

Special Reserve for Tax Purposes

The special reserve for tax purposes exclusively reflects depreciation in accordance with par. 6b EStG (Income tax law) which are in excess of depreciation under regulations of the Commercial Code.

The release of the reserve will result in income taxes at a rate of 50% as far as profits will occur.

Accruals

The accrual for pension includes amounts as high as possible under tax regulations. A portion of pension obligations are due from a separate pension entity. Pension obligations are totally funded by assets of the pension entity and pension accruals.

Other accruals primarily include waste water charges - (000) Dm 1.090; obligations to employees - (000) Dm 890; repair and maintenance - (000) DM 141; and open invoices of (000) DM 306.

Liabilities

Liabilities are made up as follows:

                                         falling due

                        Total amount    Less than 1     1-5 Years    More than 5
                          (000) DM         Year                         Years
                        --------------------------------------------------------
Liabilities to banks        8,656         6,459           2,197            -
Trade payable               2,917         2,917               -            -
Payables to pensions          154             -               -          154
fund
Other liabilities          15,679        15,679               -            -
                           ------        ------           -----          ---
                           27,406        25,055           2,197          154
                           ======        ======           =====          ===

Liabilities to banks are secured by mortgages of (000) DM 2,656 on company real estate.

EXPLANATIONS TO THE INCOME STATEMENT

The income statement was classified applying the total cost method.

Sales

Sales are recorded without VAT. They include Specialty Pulp Business sales only.

Total sales according to regions are as follows:

                  Foreign Countries     Federal Republic of       Total DM
                  (DM)                  Germany (DM)

Specialty Pulp
Business            60,345,336.28         26,669,875.90        87,015,212.18

Other operating income

Other operating income primarily contains income from the reversal of other accruals of (000) DM 419, the release of the general allowance of (000) DM 200 and the profit on foreign exchange (000) Dm 157.

The position includes income amounting to (000) DM 748 relating to another business year.

Depreciation

Depreciation contains ordinary depreciation on intangible and tangible assets.

Other operating expenses

Other operating expenses mainly reflect expenses from sideline business repair and maintenance expenses, waste and waste water charges, administration and operating expenses as well as rent and lease expenses, other administrative cost, travel expenses, provisions, freight and insurance expenses.

Other Remarks

Average number of employees working for the company during the business year:

                             1995             1994
                             ----             ----
Hourly employees             109               108
Salaried employees            49                48
                             ---               ---
                             158               156



                               Board of Directors:

Michael Steinbeis (chairman)            Franz Stimmel              Gerhard Wanko

Gluckstadt, April 18, 1996

7.b.     UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

The following unaudited pro forma consolidated financial statements reflect the acquisition of Peter Temming AG-Specialty Pulp Business by Buckeye Cellulose GmbH, a wholly owned subsidiary of Buckeye Cellulose Corporation, (the Acquisition) and also gives effect to the Company's November 1995 recapitalization and acquisition of the 50% limited partnership interest in Buckeye Florida, Limited Partnership (the Recapitalization and Business Combination).

The pro forma consolidated balance sheet as of December 31, 1995 has been prepared to give effect to the Acquisition as if it had occurred on that date. The pro forma consolidated statements of income for the year ended June 30, 1995 and the six months ended December 31, 1995 have been prepared to give effect to the Acquisition and the Recapitalization and Business Combination as if they had occurred on July 1, 1994. The Recapitalization and Business Combination are reflected in the December 31, 1995 balance sheet of Buckeye Cellulose Corporation. The pro forma consolidated balance sheet at December 31, 1995 gives effect to the extraordinary loss, net of related tax benefit, of $3,228,000 recognized on the early retirement of existing notes, as well as $1,174,000 in issuance costs incurred by the Company in connection with the secondary equity offering. These costs have not been included in the pro forma consolidated statements of income.

The financial information of Peter Temming AG-Specialty Pulp Business included in these unaudited pro forma consolidated financial statements has been derived from financial statements prepared in accordance with accounting principles generally accepted in the Federal Republic of Germany and stated in deutsche marks. These financial statements have been conformed to comply with accounting principles generally accepted in the United States and have been translated to United States dollars. Such translations should not be construed as a representation that the Deutsche mark amounts represent, or have been, or could be converted into, United States dollars at that or any other rate.

The pro forma financial information is not necessarily indicative of the results that would have been obtained had the Acquisition or the Recapitalization and Business Combination been completed as of the date presented or for any future period. Pro forma adjustments are based upon preliminary estimates, available information and certain assumptions that management deems appropriate. The unaudited pro forma consolidated financial data should be read in conjunction with the Company's combined consolidated financial statements and notes thereto included in the Registration Statement on Form S-1 as filed with the Securities and Exchange Commission on November 21, 1995.

                 Unaudited Pro Forma Consolidated Balance Sheet
                                December 31, 1995
                                 (in thousands)

                                                                                               Pro Forma
                                                            Historical                       Adjustments
                                              -------------------------------------          -----------
                                                                        Peter
                                                  Buckeye             Temming AG
                                                 Cellulose           Specialty Pulp                               Pro Forma
                                              Corporation (a)         Business (b)          Acquisition (c)      Consolidated
                                              ---------------         ------------          ---------------      ------------
Assets
Current assets
     Cash and short-term investments             $ 20,096               $   640              $   (640)             $ 20,419
                                                                                                  323
     Accounts receivable - net                     56,477                 7,891                (7,891)               56,477
     Inventories                                   79,927                12,889                  (374)               92,442
     Deferred income taxes                            399                                                               399
     Prepaid expenses and other                     1,662                    66                   (66)                1,662
                                             -------------------------------------------------------------------------------
Total current assets                              158,561                21,486                (8,648)              171,399

     Property, plant & equipment, net             238,066                20,399                (5,174)              253,291
     Goodwill                                       7,788                                                             7,788
     Other                                          7,357                                       1,443                 8,800
                                             -------------------------------------------------------------------------------
Total assets                                     $411,772               $41,885              $(12,379)             $441,278
                                             ===============================================================================
Liabilities and equity
Current liabilities:
     Accounts payable                            $ 16,169               $ 2,038              $ (2,038)             $ 16,169
     Accrued expenses and other liabilities        25,569                12,665               (12,205)               26,029
     Income taxes payable                           1,295                                                             1,295
     Current portion of long term debt                                    4,513                (4,513)                    0
                                             -------------------------------------------------------------------------------
          Total current liabilities                43,033                19,216               (18,756)               43,493

Long-term debt                                    224,570                 1,535                (1,535)              253,082
                                                                                               28,512
Postretirement benefit obligation                  12,668                   534                                      13,202
Deferred income taxes                              14,301                                                            14,301
Other liabilities                                   4,368                    41                   (41)                4,368
Equity                                            112,832                20,559               (20,559)              112,832
                                             -------------------------------------------------------------------------------
Total liabilities and equity                     $411,772               $41,885              $(12,379)             $441,278
                                             ===============================================================================

            See accompanying notes to pro forma financial statements.

             Unaudited Pro Forma Consolidated Statement of Income
                            Year Ended June 30, 1995
                        (in thousands, except share data)


                                                                                                       Pro Forma
                                                               Historical                             Adjustments
                                             ---------------------------------   ------------------------------------
                                                                  Peter         Recapitalization
                                                Buckeye         Temming AG             and
                                               Cellulose      Specialty Pulp        Business                             Pro Forma
                                              Corporation     Business (d)       Combination (e)     Acquisition (f)    Consolidated
                                              -----------     ------------       ---------------     ---------------    ------------
Net sales                                        $408,587          $55,637           $                $                  $464,224
Cost of goods sold                                305,150           44,414               755            (1,493)           348,826
                                             -------------------------------------------------------------------------------------
Gross margin                                      103,437           11,223              (755)            1,493            115,398
Selling, research and administrative expenses      24,265           11,812                                 718             36,795
                                             ---------------------------------------------------------------------------------------
Operating income (loss)                            79,172             (589)             (755)              775             78,603
Other income (expense):
Interest income                                     1,138                4              (836)                                 306
Interest expense and amortization
  of debt costs                                   (22,290)            (106)           19,377            (1,711)           (23,315)
                                                                                         466
                                                                                     (18,401)
                                                                                        (650)
Other                                                (615)                               299                                 (316)
Minority interest                                 (23,223)                            23,223                                    0
                                             ---------------------------------------------------------------------------------------
                                                  (44,990)            (102)           23,478            (1,711)           (23,325)
                                             ---------------------------------------------------------------------------------------
Income before income taxes                         34,182             (691)           22,723             (936)             55,278
Income taxes                                       12,470                              8,635(g)          (619(g)           20,486
                                             ---------------------------------------------------------------------------------------
Net income                                        $21,712            ($691)          $14,088             ($317)           $34,792
                                             =======================================================================================



Net income per share                                                                                                         $1.67

Weighted average shares outstanding (h)                                                                                   20,819,573


See accompanying notes to pro forma financial statements.



              Unaudited Pro Forma Consolidated Statement of Income
                       Six Months Ended December 31, 1995
                      (in thousands, except per share data)


                                                                                                    Pro Forma
                                                             Historical                            Adjustments
                                                   -----------------------------  -----------------------------------
                                                                      Peter        Recapitalization
                                                     Buckeye       Temming AG            and
                                                    Cellulose     Specialty Pulp      Business                            Pro Forma
                                                    Corporation   Business (d)     Combination (e)    Acquisition (f)   Consolidated
                                                    -----------   ------------     ---------------    ---------------   ------------
Net sales                                           $225,579        $29,519           $                 $                 $255,098
Cost of goods sold                                   158,283         26,517               377             (796)            184,381
                                                   ---------------------------------------------------------------------------------
Gross margin                                          67,296          3,002              (377)             796              70,717
Selling, research and administrative expenses         12,121          4,045                                359              16,525
                                                   ---------------------------------------------------------------------------------
Operating income (loss)                               55,175         (1,043)             (377)             437              54,192
Other income (expense):
Interest income                                        1,014              4              (418)                                 600
Interest expense and amortization of debt costs       (9,480)          (130)            6,486             (855)            (10,824)
                                                                                          183
                                                                                       (6,757)
                                                                                         (271)
Other                                                   (321)                             150                                 (171)
Minority interest                                    (16,628)                          16,628                                   -
Secondary offering costs                              (1,174)                           1,174                                   -
                                                   ---------------------------------------------------------------------------------
                                                     (26,589)          (126)           17,175             (855)            (10,395)
                                                   ---------------------------------------------------------------------------------
Income before income taxes and extraordinary loss     28,586         (1,169)           16,798             (418)             43,797
Income taxes                                          10,947                            6,383(g)          (603)(g)          16,727
                                                   ---------------------------------------------------------------------------------
Income before extraordinary loss                    $ 17,639        ($1,169)          $10,415           $  185             $27,070
                                                   =================================================================================

Income per share before extraordinary loss          $   0.84                                                                 $1.30

Weighted average shares outstanding (h)           20,819,573                                                            20,819,573

See accompanying notes to pro forma financial statements.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                             (dollars in thousands)

(a) Reflects a reclassification for the final allocation of the purchase price of the 50% limited partnership interest in Buckeye Florida, Limited Partnership from Procter & Gamble Cellulose. The final allocation is based on an independent appraisal.

(b) Reflects the balances (unaudited) of Peter Temming AG-Specialty Pulp Business at December 31, 1995, derived from the financial statements included elsewhere herein and translated into United States dollars at the December 31, 1995 exchange rate (DM 1.4312 to $1). The conversion of the balance sheet from German generally accepted accounting principles to those generally accepted in the United States resulted in an increase in property, plant and equipment of $15,456 due to differences in depreciation methods.

(c) Adjustments to reflect the assets and liabilities to be acquired and assumed by Buckeye Cellulose GmbH, borrowings of $28,512 under the Company's credit facility to finance the acquisition, and the estimated allocation of the purchase price. The allocation of the purchase price is based on preliminary estimates of the respective fair value of assets and liabilities which may differ from actual fair values.

(d) Reflects the unaudited statement of operations of Peter Temming AG-Specialty Pulp Business for the twelve months ended June 30, 1995 and the six months ended December 31, 1995, derived from the historical financial statements and translated into United States dollars using the average exchange rates for the periods then ended (DM 1.4802 to $1 for the twelve months ended June 30, 1995 and DM 1.430 to $1 for the six months ended December 31, 1995). The conversion of the statements of operations from German generally accepted accounting principles to those generally accepted in the United States resulted in an increase in depreciation expense of $915 and $600 for the twelve months ended June 30, 1995 and the six months ended December 31, 1995, respectively.

(e) Reflects the Recapitalization and Business Combination as if they had occurred on July 1, 1994. The increase in depreciation expense is based on the increase in property, plant and equipment as of the acquisition date. The borrowings and related interest expense are based on the actual sources and uses of funds at the date of the recapitalization. Borrowings under the Company's credit facility are at a LIBOR based rate. An increase of 1/8% in the LIBOR rate when applied to outstanding borrowings used for the Recapitalization and Business Combination for the year ended June 30, 1995 would decrease pro forma net income by $72.

(f) Adjustments to reflect the estimated purchase price allocation of the Acquisition including the reduction of depreciation expense, the addition of amortization of a non-compete agreement, and the increase of interest expense related to borrowings of $28,512 under the Company's LIBOR based credit facility to finance the Acquisition. An increase in LIBOR

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     of 1/8% when applied to borrowings of $28,512 would  decrease pro forma net income by $22, for the year ended June 30, 1995.

(g)  Adjustment to record income tax effects at the statutory rate of 38%.

(h) Actual weighted average shares outstanding for the six months ended December 31, 1995 were used for purposes of calculating pro forma income per share for the year ended June 30, 1995, and the six months ended December 31, 1995.